                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                          Consulier Engineering, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                          RIVIERA BEACH, FLORIDA 33404

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 28, 2000

         The Annual Meeting of Shareholders of Consulier Engineering, Inc. (the "Corporation") will be held on Thursday, December 28, 2000, at 4:00 P.M. at the Corporate Headquarters of Consulier Engineering, Inc., 2391 Old Dixie Highway, Riviera Beach, Florida 33404, to consider and act upon the following proposals:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 2000.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on November 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

         A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope in order that their shares may be represented at the meeting.

                                              By Order of the Board of Directors


                                              Ralph D. Butler, Secretary

Riviera Beach, Florida
November 17, 2000

================================================================================
           YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING
                PROXY CARD IN THE SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
================================================================================

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                          RIVIERA BEACH, FLORIDA 33404
                                 (561) 842-2492

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 2000

                                  INTRODUCTION

         This Proxy Statement, with the accompanying proxy card, is furnished to shareholders of Consulier Engineering, Inc., a Florida corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the 2000 Annual Meeting of Shareholders to be held on December 28, 2000, or at any adjournment or postponement thereof. The meeting will be held at the Corporate Headquarters of Consulier Engineering, Inc., 2391 Old Dixie Highway, Riviera Beach, FL 33404. Proxy material is being mailed on or about December 7, 2000, to the Corporation's shareholders. The cost of the solicitation will be borne by the Corporation.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 2000.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

SHAREHOLDERS ENTITLED TO VOTE

         Each holder of record of the Corporation's common stock as of the close of business on November 24, 2000, (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder will be entitled to one vote on each proposal for each share of common stock of the Corporation held as of such date. At the close of business on the Record Date, there were 4,951,150 shares of the Corporation's common stock issued and outstanding. Notwithstanding the Record Date specified above, the stock transfer books of the Corporation will not be closed and stock may be transferred subsequent to the Record Date, although all votes must be cast in the names of the shareholders of record as of the Record Date.

VOTE REQUIRED

         The matters which may be considered and acted upon by the shareholders at the Annual Meeting require approval by the affirmative vote of at least a majority of the votes cast by the shareholders present in person or by proxy and constituting a quorum at the Annual Meeting.

         A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors and the ratification of the reappointment of auditors is determined by the votes cast, abstentions will not affect such election or approval.

         A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker nonvote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter. Since each of the matters submitted for shareholder approval is a matter for which a broker may exercise its discretion or is a matter that will be determined by a majority of the votes cast, broker nonvotes, if any, will not have any effect on the outcome of any matter submitted for shareholder approval.

PROXIES

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election as directors of the nominees for directors named herein and the ratification of the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 2000.

         It should be noted that Warren B. Mosler, Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors, and for reappointment of the Corporation's existing independent auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy.

PROXY SOLICITATION

         This Proxy Statement, the accompanying proxy card, and the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1999, are being mailed on or about December 7, 2000, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

PROPOSAL ONE
ELECTION OF DIRECTORS

         At each Annual Meeting, the successors to all directors are elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified to serve. The Board of Directors has nominated the five (5) persons named below for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. Each nominee is a member of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on November 11, 1999. All nominees have consented to serve as directors. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation, unless such authority shall have been withheld.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Corporation. For information as to the shares of Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                                         Other
                                            Director     Position(s)
   Name                         Age          Since       With Company
   -------------------------- ---------   ------------   ----------------------

   Warren B. Mosler              51           1985       Chairman of the Board
                                                           President and CEO

   Alan R. Simon, Esq.           49           1985       General Counsel

   Charles E. Spaeth             75           1992       Chief Engineer

   Burck E. Grosse               69           1992       None

   Skender Fani                  60           1999       None

Biographical information relating to each of these nominees for director appears following starting on page 5 of this Proxy Statement under the heading "Business History of Directors and Executive Officers."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

EXECUTIVE OFFICERS

         As of record Date, the executive officers of the Corporation were as follows:

                                                                    Year Became
                                                                    Executive
Name                    Age      Titles                             Officer
-------------------  ---------   ---------------------------------  -----------

Warren B. Mosler        51       Chairman of the Board,             1985
                                 President and CEO

Bernardo Davila         49       President and CEO                  1991
                                 Southeast Automotive
                                 Acquisition Corporation

Ralph D. Butler         53       Secretary, Treasurer               1996
                                   and Chief Financial Officer

         Executive officers who are not also directors serve at the discretion of the Board of Directors.

BUSINESS HISTORY OF DIRECTORS AND EXECUTIVE OFFICERS

         The principal occupation of each executive officer of the Corporation and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

         Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Corporation and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. In February 1999 Mr. Mosler reassumed the positions of President and Chief Executive Officer. From 1983 to present, Mr. Mosler has been a principal in AVM, L.P., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.

         Bernardo Davila has served as President and CEO of Southeast Automotive Acquisition Corporation since 1991. In 1980 Mr. Davila founded Southeast Automotive Parts, Inc. of Dade which was purchased by Consulier in 1991. From 1971 to 1980 Mr. Davila was in management at Carfel, Inc., an importer of automotive parts.

         Ralph D. Butler is Secretary, Treasurer and Chief Financial Officer. He was elected to these offices in May 1996. Prior to joining the Corporation he was Chief Financial Officer of Harold Grant, Inc., a multi-state high-end clothing retailer. From 1990 to 1995, Mr. Butler was with Governors Bank Corporation, a bank holding company, where he was Senior Vice President, Cashier and Chief Financial Officer.

         Alan R. Simon is a director and the Corporation's General Counsel. He has been in the private practice of law in Boca Raton, Florida since 1982.

         Charles E. Spaeth is a director and was the Corporation's Acting President and Chief Executive Officer from February 1996 to April 1997. He was employed as a senior project Engineer for Pratt & Whitney Aircraft from 1949 until his retirement in 1990.

         Burck E. Grosse has been President of BG Consulting Group, Inc., from 1991 to the present. From 1987 until 1991 he was Senior Vice President, Lear Group, Inc. a general contracting firm. He worked at General Motors Corporation from 1948 until 1987, where he last served as General Director, Technical Services.

         Dr. Skender Fani is the Chairman of the Board of Otis Elevators, Austria. He is the Chairman of Heim GmbH, a substantial real estate company in Vienna, Austria and Chairman of Polster GmbH, an Advertising, Public Relations, and Sports Management Corporation in Germany and Austria. He is Chairman of La Carafe GmbH, one of the leading restaurant and entertainment companies in Austria.

         Dr. Fani is a corporate lawyer in Austria, also specializing in sports and entertainment law. For the past 20 years he has represented the top sports and entertainment personalities throughout Europe. He is the personal advisor to the President's of many of Europe's top Soccer teams, including MAGNA-Austria, FC Barcelona, AS Roma, and Casino Salzburg. He is the past Chairman of Rapid-Vienna, one of Europe's most prestigious and historical soccer clubs. Dr. Fani has a home in Palm Beach County, Florida where he spends a considerable amount of time.

BOARD MEETINGS

         During calendar year 1999 through November 24, 2000, no meetings of the Corporation's Board of Directors were held. By written consent in lieu of a meeting, all of the directors agreed on December 7, 1999 to extend the expiration date of 70,000 warrants that were due to expire December 31, 1999, to December 31, 2004. Using the Black-Scholes option pricing model, the fair market value of the 70,000 warrants at the December 7, 1999 extension date was calculated as approximately $77,700 with the following assumptions: 46% volatility, 4.5 years expected life, and a 5.86% risk free interest rate. The Corporation's directors beneficially own more than 80 percent of the outstanding common shares of the Company; thus the requisite action of the board of directors and shareholders was simultaneously taken.

BOARD COMMITTEES

         The Board of Directors of the Corporation have the following committees with members as listed:

                  Executive Committee                  Warren B. Mosler
                                                       Alan R. Simon

                  Affiliated Transaction               Burck E. Grosse
                     Committee                         Alan R. Simon

                  Audit Committee                      Alan R. Simon
                                                       Burck E. Grosse
                                                       Skender Fani


         The Executive Committee's functions include approval of all investments of the Corporation not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee's functions include approval of all of the Corporation's transactions with related individuals, including significant shareholders, officers and directors. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.

         The Executive Committee and the Audit Committee did not meet during calendar year 1999 through November 24, 2000.

         The Affiliated Transaction Committee did not meet during calendar year 1999 through November 24, 2000.

         The Board of Directors does not have a compensation committee or a nominating committee.

COMPENSATION OF DIRECTORS

         The Board of Directors received no cash compensation during the fiscal year ended December 31, 1999. The Corporation does reimburse directors for out-of-pocket expenses incurred in attending meetings.

FAMILY RELATIONSHIPS

         No family relationships exist amongst the directors and officers of the Corporation.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors and holders of more than 10% of the Common Stock of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 1999 fiscal year were required to be filed, the Corporation believes that Section 16(a) filing requirements were complied with during fiscal year 1999.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each person known by the Corporation to be the beneficial owner of more than 5% of outstanding common stock, by each director and nominees for election as a director and each of the executive officers of the Corporation and by all directors and executive officers as a group. Except as indicated in the footnotes, all of such shares of common stock set forth in the following table are owned directly, and the indicated person has sole voting and investment power with respect to all common stock shown as beneficially owned by such person:

        Title                      Name and Address of                  Amount and Nature                Percent of
      Of Class                      Beneficial Owner                 Of Beneficial Ownership                Class
  ------------------       ------------------------------------    -----------------------------       ----------------
     Common                Warren B. Mosler                                 4,171,054                         84.2%
     Stock                 483 S. Beach Rd.
                           Hobe Sound, Fl 33455

     Common                Alan R. Simon                                      180,000 (1)                      3.6%
     Stock                 7777 Glades Rd., 204
                           Boca Raton, FL 33434

     Common                Burck E. Grosse                                     25,000 (2)                       (5)
     Stock                 11 Huntly Circle
                           Palm Beach Gardens, FL 33418

     Common                Bernardo Davila                                    125,850 (3)                      2.5%
     Stock                 7575 NW 74th Avenue
                           Miami, FL 33166

     Common                Charles Spaeth                                      10,000                           (5)
     Stock                 13 Paddock Circle
                           Tequesta, FL 33469

                           All directors and executive                      4,331,904 (4)                     87.5%
                           Officers as a group

(1) Consists of options to acquire shares of Consulier common stock from Mr. Mosler at $1.25 per share.

(2) Includes exercisable stock options to acquire 15,000 Consulier shares of common stock. Exercise prices for the options range from $2.19 to $2.50 per share.

(3) Includes exercisable stock options to acquire 80,000 Consulier shares of common stock at $1.50 per share.

(4) Includes exercisable stock options to acquire 95,000 Consulier common shares

(5)      Does not exceed 1% of the class.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 1997, 1998, and 1999 for services rendered to the Corporation and its subsidiaries during such years by the Corporation's Chairman of the Board, President and CEO and the President and CEO of Subsidiary. No other executive officer of the Corporation received compensation that exceeded $100,000 in any of the listed years.

                           SUMMARY COMPENSATION TABLE

           Name and                   Fiscal                   All Other
           Principal Position         Year        Salary       Compensation
           ------------------------   ---------   ---------    --------------

           Warren B. Mosler,          1999        $ 75,000
           Chairman of the Board,     1998        $ 75,000
           President and CEO          1997        $ 75,000

           Bernardo Davila            1999        $ 85,000     $17,383
           President and CEO of       1998        $ 85,000
           Subsidiary                 1997        $111,275

         Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

         The Corporation did not award any options or stock appreciation rights to any person during the three fiscal years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         AVM, L.P. ("AVM"), a broker/dealer in U.S. Government securities formed in October 1983, is an Illinois limited partnership located in West Palm Beach, Florida. AVM is registered with the Commodity Futures Commission as a Futures Commission Merchant ("FCM") and conducts its FCM business with other broker/dealers on a fully disclosed basis. AVM is registered as a broker/dealer with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The firm is generally engaged in the brokerage of U.S. Government securities, other fixed income instruments, and arbitrage transactions and presently employs 62 people in addition to the 4 principals of its general partner. Mr. Mosler is one of the founders of AVM and is a principal of the general partner of AVM.

         Under the partnership agreement, the Corporation may withdraw all or any portion of its capital account upon thirty (30) days written notice. On October 1, 1996, the Corporation reduced its investment in AVM by $292,403. Also, AVM's general partners may cause withdrawal of the Corporation from the partnership through payment of fair market value of the Corporation's capital account.

         As of December 31, 1999, and September 30, 2000, the Corporation's limited partnership interest represented approximately ten percent (10%) of AVM's total partnership capital. Allocation of the partnership's income to its partners varies based on amounts of appreciation of the partnership's assets and operating profits of the partnership. Based on earnings distributions provided in the partnership agreement, the Corporation was allocated approximately six percent (6%) of AVM's earnings during 1999 totaling $1,162,807. During the first nine months of 2000, the Corporation was allocated approximately eight percent (8%) of AVM's earnings totaling approximately $908,985.

                                  PROPOSAL TWO
              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has reappointed BDO Seidman, LLP as the independent auditors of the Corporation for the year ending December 31, 1999 subject to ratification of the shareholders. BDO Seidman, LLP has acted as auditor of the Corporation and its subsidiaries since 1991. A representative of BDO Seidman will be present at the Annual Meeting, with an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

         During the year ended December 31, 1999, BDO Seidman provided various audit and non-audit services to the Corporation and its subsidiaries. In connection with its service as the Corporation's auditors, BDO Seidman examined the consolidated financial statements of the Corporation' and its subsidiaries, reviewed certain filings with the Securities and Exchange Commission and provided consultation and assistance on accounting matters as required.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF CONSULIER AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2000, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                  OTHER MATTERS

            As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any proposal which a shareholder of the Corporation intends to be presented at the Annual Meeting of Shareholders to be held in 2001 must be received by the Corporation on or before December 22, 2000. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              RALPH D. BUTLER, SECRETARY

November 18, 2000


         A copy of the 1999 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB. The exhibits to the Form 10-KSB will also be furnished to any shareholder who so requests and pays a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. If you wish a copy of the exhibits, please write to Ralph D. Butler, Secretary of the Corporation, at 2391 Old Dixie Highway, Riviera Beach, Florida 33404.

                                                                      Appendix A

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY

                             RIVIERA BEACH, FL 33404


           THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Warren B. Mosler and Ralph D. Butler as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on November 24, 2000 at the Annual Meeting of Shareholders to be held on December 28, 2000, or any adjournment or postponement thereof.

1.       ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

                                                                      Appendix A

PROXY CARD                 CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                             RIVIERA BEACH, FL 33404

           THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Warren B. Mosler and Ralph D. Butler as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on November 24, 2000 at the Annual Meeting of Shareholders to be held on December 28, 2000 or any adjournment thereof.

1.       ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

              __________ FOR    __________ AGAINST    __________ ABSTAIN

         (INSTRUCTION: To withhold authority for an individual nominee write that nominee's name in the space provided below.)

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2.       RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)

              __________ FOR    __________ AGAINST    __________ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, and FOR Proposal 2.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated ______________________________, 2000  Number of shares held:______________


-------------------------------------       ------------------------------------
Please type or print your name(s)           Signature

-------------------------------------       ------------------------------------
Please type or print your name(s)           Signature

If you have had a change of Address, please print or type your new address in the lines below.

_____________________________________   PLEASE COMPLETE, SIGN, DATE AND RETURN
_____________________________________   THIS PROXY PROMPTLY USING THE
_____________________________________   ENCLOSED ENVELOPE.